Exhibit 10.1

Execution Version

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 13, 2015, is made among Radius Health, Inc., a Delaware corporation (the “Borrower”), Solar Capital Ltd., a Maryland corporation, in its capacity as collateral agent (in such capacity, “Collateral Agent”) and as a lender, and Oxford Finance LLC, a Delaware limited liability company (each a “Lender” and, collectively, the “Lenders”).

The Borrower, the Lenders and the Collateral Agent are parties to a Loan and Security Agreement dated as of May 30, 2014, as amended by that certain First Amendment to Loan and Security Agreement dated July 10, 2014 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Loan and Security Agreement”).  The Borrower and Lenders agree to certain amendments to the Loan and Security Agreement, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1         Definitions; Interpretation.

(a)           Terms Defined in Loan and Security Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b)           Interpretation.  The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2         Amendments to the Loan and Security Agreement.

(a)           Amendments.  The Loan and Security Agreement shall be amended as follows, upon satisfaction of the conditions set forth in Section 3 (such date being the “Second Amendment Effective Date”, which shall be deemed to have occurred on the date hereof):

Section 1.3.  The table in Section 1.3 is amended by adding “Notice of Resumption/ Section 6.2(d)” in its proper alphabetical position.

Section 6.2(a).  Section 6.2(a) is hereby amended by inserting the following language immediately prior to the lead in thereof “Subject to Section 6.2(d),”.

Section 6.2(d).  A new Section 6.2(d) is hereby inserted to read as follows:

Notwithstanding anything to the contrary herein, commencing as of February 13, 2015, Borrower shall not deliver any items, notices or other materials under Section 6.2 or any other provision of this Agreement to Collateral Agent or any Lender until the Collateral Agent or such Lender has requested the resumption of deliveries of such items, notice or materials by providing Borrower with thirty (30) days’ prior written notice that such Person will require that Borrower resume delivery of all items, notices or materials that are otherwise required to be delivered pursuant to the terms of this Agreement (a “Notice of Resumption”).  Any Notice of Resumption shall be applicable only to the Person providing such Notice of Resumption, and Borrower shall not provide any such items, notices or materials to the Collateral Agent or a Lender if such Person has not provided a Notice of Resumption.  Within thirty (30) days of receipt of a Notice of Resumption by the Borrower: (1) the

Borrower shall provide to the Person that sent such Notice of Resumption an updated Perfection Certificate and Disclosure Schedules as of such date to reflect any amendments, modifications and updates; (2) the Borrower shall provide to the Person that sent such Notice of Resumption copies of all Compliance Certificates, notices and other information that would have otherwise been required to be delivered absent this Section 6.2(d); and (3) Borrower’s obligation to deliver all future items, notices or other materials required under Section 6.2 or any other provision of this Agreement shall be fully reinstated in respect of the Person providing the Notice of Resumption and this Section 6.2(d) shall no longer be applicable with respect to such Person.

(b)           References Within Loan and Security Agreement.  Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 3         Conditions of Effectiveness.  The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)           This Amendment.  The Collateral Agent shall have received this Amendment, executed by the Lenders and the Borrower.

(b)           Representations and Warranties; No Default.  On the Second Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

(i)            The representations and warranties contained in Section 4 shall be true and correct on and as of the Second Amendment Effective Date as though made on and as of such date; and

(ii)           There exists no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4         Representations and Warranties.  The Borrower hereby confirms, as of the date hereof, that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.  For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).

SECTION 5         Miscellaneous.

(a)           Loan Documents Otherwise Not Affected.  Except as expressly amended pursuant hereto, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.  The Lenders’ and the Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(b)           Conditions.  For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Collateral Agent shall have received notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto.

(c)           No Reliance.  The Borrower hereby acknowledges and confirms to the Collateral Agent and the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d)           Costs and Expenses.  The Borrower agrees to pay to the Collateral Agent on demand the reasonable out-of-pocket costs and expenses of the Collateral Agent and the Lenders party hereto, and the reasonable fees and disbursements of counsel to the Collateral Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

(e)           Binding Effect.  This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(f)            Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(g)           Complete Agreement; Amendments.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Agreement and the Loan Documents.

(h)           Severability of Provisions.  Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(i)            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

(j)            Loan Documents. This Amendment shall constitute a Loan Document.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

RADIUS HEALTH, INC.
as Borrower

By:	/s/ B. Nicholas Harvey
Title:	Chief Financial Officer

COLLATERAL AGENT AND LENDERS:

SOLAR CAPITAL LTD.,
as Collateral Agent and a Lender

By:	/s/ Anthony J. Storino
Name:	Anthony J. Storino
Title:	Authorized Signatory

OXFORD FINANCE LLC,
as a Lender

By	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President of Finance